SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 FORM 8-K / A-2


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                January 19, 2000

                            IMPERIAL INDUSTRIES, INC.
               (Exact Name of registrant as specified in charter)

           DELAWARE                               1-7190                          65-0854631
--------------------------------      --------------------------------      ------------------------
        (State or other                         (Commission                     (I.R.S. Employer
        Jurisdiction of                          File Number)                    Identification
        Incorporation)                                                              Number)


            1259 Northwest 21st Street, Pompano Beach, Florida 33069
            --------------------------------------------------------
             (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (954) 917-4114
                                                           --------------

                                 Not Applicable
        ----------------------------------------------------------------
          (Former Name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits:

(a) The following financial statements of A & R Supply, Inc. and Affiliates ("A & R" or the "Company") are included herein:

          Independent Auditor's Report for A & R Supply, Inc.                                            F-1

Financial Statements of A & R Supply, Inc.
          Balance Sheet as of November 30, 1999                                                          F-2
          Statement of Income and Retained Earnings for the year ended November 30, 1999                 F-3
          Statement of Cash Flows for the year ended November 30, 1999                                   F-4
          Notes to financial statements                                                                  F-6

          Independent Auditor's Report for A & R of Foley, Inc.                                          F-13

Financial Statements of A & R of Foley, Inc.
          Balance Sheet as of December 31, 1999                                                          F-14
          Statement of Income for the year ended December 31, 1999                                       F-15
          Statement of Stockholders' Equity for the year ended December 31, 1999                         F-16
          Statement of Cash Flows for the year ended December 31, 1999                                   F-17
          Notes to financial statements                                                                  F-18

          Independent Auditor's Report for A & R of Destin, Inc.                                         F-23

Financial Statements of A & R of Destin, Inc.
          Balance Sheet as of December 31, 1999                                                          F-24
          Statement of Operations from July 1, 1999 (Inception) through December 31, 1999                F-25
          Statement of Stockholder's Equity from July 1, 1999 through December 31, 1999                  F-26
          Statement of Cash Flows from July 1, 1999 through December 31, 1999                            F-27
          Notes to financial statements                                                                  F-28

(b)       Pro forma financial information.

          Imperial Industries, Inc. Unaudited Pro Forma Consolidated
          Financial Information                                                                          F-36

          Imperial Industries, Inc.'s ("Imperial Industries") pro forma condensed consolidated balance sheet as of December 31, 1999
          (unaudited) and related notes thereto.                                                         F-37

          Imperial Industries' pro forma condensed consolidated statement of operations for the year ended December 31, 1999 (unaudited) and
          related notes thereto.                                                                         F-39


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

                                                   IMPERIAL INDUSTRIES, INC.
                                                   (Registrant)



Dated: April 10, 2000                              By: /s/ HOWARD L. EHLER, JR.
                                                      -------------------------
                                                       HOWARD L. EHLER, JR.
                                                       Executive Vice President/
                                                       Chief Financial Officer

                  [Letterhead of O'Sullivan Hicks Patton, LLP]



                          Independent Auditor's Report
                          ----------------------------

Board of Directors
A & R Supply, Inc.

We have audited the accompanying balance sheet of A & R Supply, Inc. (a Florida "C" corporation) as of November 30, 1999, and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of A & R Supply, Inc. as of November 30, 1999, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ O'Sullivan Hicks Patton, LLP


February 18, 2000

                               A & R Supply, Inc.

                                  BALANCE SHEET

                               November 30, 1999

===============================================================================

                                     ASSETS

CURRENT ASSETS

    Cash                                                       $     40,583
    Accounts receivable                                             234,018
    Due from related parties                                         36,324
    Due from shareholder                                             97,084
    Advances                                                          3,989
    Inventory                                                       272,059
    Deferred tax asset                                               49,411
                                                               -------------
         Total current assets                                       733,468

PROPERTY AND EQUIPMENT, net                                         377,884
                                                               -------------
                                                                $ 1,111,352
                                                               =============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

    Bank lines of credit                                        $   113,580
    Current maturities of long-term debt                            127,525
    Current maturities of capital lease obligations                  27,625
    Accounts payable                                                371,899
    Due from related parties                                          2,404
    Accrued liabilities                                              11,083
                                                               -------------
         Total current liabilities                                  654,116

LONG-TERM DEBT, net of current maturities

    Notes payable                                                   321,829
    Capital lease obligations                                       101,823
                                                               -------------
         Total long-term debt, net of current maturities            423,652

STOCKHOLDERS' EQUITY

    Common stock:  par value $1 per share, 100 shares
       authorized, 100 shares issued and outstanding                    100
    Retained earnings                                                33,484
                                                               -------------
                                                                     33,584

                                                               -------------
                                                                $ 1,111,352
                                                               =============


   The accompanying notes are an integral part of these financial statements.

                               A & R Supply, Inc.

                    STATEMENT OF INCOME AND RETAINED EARNINGS

                      For the year ended November 30, 1999

===============================================================================

SALES, net                                                     $2,935,281

COST OF SALES                                                   2,378,179
                                                            -------------

     Gross profit                                                 557,102

OPERATING EXPENSES

     Selling, general and administrative                          438,686
     Depreciation                                                  61,950
                                                            -------------
                                                                  500,636
                                                            -------------
         Operating profit                                          56,466

OTHER INCOME(EXPENSES)

     Interest                                                     (61,029)
     Other income                                                   6,009
     Gain on disposal of assets                                    46,239
                                                            -------------
         Net other expenses                                        (8,781)
                                                            -------------

         Income before income taxes                                47,685

PROVISION FOR INCOME TAXES                                        (18,786)
                                                            -------------

     NET INCOME                                                    28,899

RETAINED EARNINGS, BEGINNING OF YEAR                                4,585
                                                            -------------

RETAINED EARNINGS, END OF YEAR                                 $   33,484
                                                            =============


   The accompanying notes are an integral part of these financial statements.

                               A & R Supply, Inc.

                             STATEMENT OF CASH FLOWS

                      For the year ended November 30, 1999

===============================================================================

CASH FLOWS FROM OPERATING ACTIVITIES

    Net income                                                     $ 28,899
    Adjustments to reconcile net income to net cash
       provided by operating activities:
         Depreciation                                                61,950
         Bad debt expense, net of recoveries                         24,089
         Gain on disposal of assets                                 (46,239)
         Deferred taxes                                              18,786
         Changes in assets and liabilities:
            Decrease (increase) in:
              Accounts receivable                                   (46,787)
              Due from related parties                              (13,357)
              Advances                                                7,353
              Due from shareholder                                    4,082
              Inventory                                             (47,331)
              Other assets                                            1,113
            Increase (decrease) in:
              Accounts payable                                      114,847
              Due from related parties                               (9,541)
              Accrued liabilities                                     5,939
                                                               -------------
                   Net cash provided by operating activities        103,803


   The accompanying notes are an integral part of these financial statements.

CASH FLOWS FROM INVESTING ACTIVITIES

    Proceeds from sale of assets                                     49,794
    Purchases of property and equipment                             (22,158)
                                                               -------------
                   Net cash provided by investing activities         27,636

CASH FLOWS FROM FINANCING ACTIVITIES

    Proceeds from bank lines of credit                               19,000
    Payments on bank lines of credit                                (45,420)
    Proceeds from notes payable                                      24,096
    Payments on notes payable                                       (76,324)
    Payments on capital lease obligations                           (28,363)
                                                               -------------
                   Net cash used for financing activities          (107,011)
                                                               -------------

NET INCREASE IN CASH                                                 24,429

CASH, BEGINNING OF YEAR                                              16,154
                                                               -------------

CASH, END OF YEAR                                                  $ 40,583
                                                               =============

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

    Cash paid during the year for interest                         $ 61,029
    Capital lease purchase of property and equipment               $145,206

                               A & R Supply, Inc.

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 1999

===============================================================================

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    A summary of the Company's significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

    1.  Description of Operations

    A & R Supply, Inc. is a Florida "C" corporation incorporated in 1983. The Company engages in wholesale of building materials and supplies in Pensacola, Florida and the surrounding area.

    2.   Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities; disclosure of contingent assets and liabilities at the date of the financial statements; and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    3.   Cash and Cash Equivalents

    For purposes of the statement of cash flows, management considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

    4.   Inventory

    Inventory of building materials is valued using the first-in, first-out
    (FIFO) method.

    5.   Property and Equipment

    Property and equipment are recorded at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives. Accelerated depreciation methods are used for both book and tax purposes. The cost of leased assets is amortized using the accelerated method over the term of the lease. The estimated lives used in determining depreciation are:

                  Machinery and equipment                        5 - 7 years
                  Vehicles                                           5 years
                  Building and improvements                    10 - 39 years

                               A & R Supply, Inc.

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 1999

===============================================================================

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (Continued)

    6.   Income Taxes

    Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus the effects of deferred taxes related primarily to differences between the basis of assets and liabilities for financial and income tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes are recognized as current or non-current depending on the classification of the assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse. The Company's deferred taxes result from differences in the methods used for recognition of net operating loss carryforward for financial reporting and tax reporting purposes.

    7.     Advertising

    Advertising costs are expensed as incurred and was $5,662 at November 30, 1999.

NOTE B - PROPERTY AND EQUIPMENT

     The following is a summary of property and equipment at November 30, 1999:

         Land                                                 $      30,000
         Building and improvements                                  234,734
         Machinery and equipment                                     85,997
         Vehicles                                                   260,680
                                                              -------------
                                                                    611,411
         Less accumulated depreciation                             (233,527)
                                                              -------------
                                                              $     377,884
                                                              =============

     Depreciation expense for the year ended November 30, 1999 was $61,950.

                               A & R Supply, Inc.

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 1999

===============================================================================

NOTE C - BANK LINE OF CREDIT

    The Company has a line of credit with a bank in which it may borrow up to $50,000. Borrowings under the line bear interest at 8.75%. Principal amounts are due monthly. The line of credit is secured by receivables and inventory of the Company. At November 30, 1999, the amount outstanding was $35,648.

    The Company has another line of credit with a bank in which it may borrow up to $100,000. Borrowings under the line bear a variable interest rate, 8% at November 30, 1999. Principle and interest payments of 1.5% of the outstanding balance are due on a monthly basis. The line of credit is secured by a mortgage on the personal property of a stockholder. At November 30, 1999, the amount outstanding was $77,932.

NOTE D - LONG-TERM DEBT

    Long-term debt at November 30, 1999 is summarized as follows:

    Note payable to a bank due in monthly installments
    of $617 including interest at 10.95% through
    June 2002; secured by a vehicle.                                                           $    16,585

    Note payable to a bank due in monthly installments of $708 including interest at 14.75% through September 2001;
    secured by a truck.                                                                             13,570

    Note payable to a bank due in monthly installments of $477 including interest at 6.99% through August 2004;
    secured by a vehicle.                                                                           23,078

    Note payable to finance company due in monthly installments of $384 including interest at 8.9% through October 2000;
    secured by equipment.                                                                            4,040

    Note payable to a bank due in monthly installments of $2,648 including interest at 9.5% with a balloon payment due
    September 2000; secured by inventory and accounts receivable.                                   81,438

                               A & R Supply, Inc.

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 1999

===============================================================================

NOTE D - LONG-TERM DEBT -- (Continued)

    Note payable to a bank due in monthly installments
    of $2,416 including interest at 8.5% with a balloon
    payment due June 2003; secured by mortgage.                      231,064

    Note payable to a bank due in monthly
    installments of $1,641 including
    interest at 6.1% through July 2004;
    secured by a stockholder's certificate of deposit.                79,579
                                                                 -----------
                                                                     449,354
        Less current maturities                                     (127,525)
                                                                 -----------
                                                                 $   321,829
                                                                 ===========

    Following are future maturities of long-term debt:

               2000                                              $   127,525
               2001                                                   44,514
               2002                                                   37,782
               2003                                                  222,787
               2004                                                   16,746
                                                                 -----------
                                                                 $   449,354
                                                                 ===========

NOTE E - CAPITAL LEASE OBLIGATIONS

    The Company has entered into three leases for machinery, equipment and vehicles. The leases are classified as capital leases. Accordingly, assets have been capitalized and have the following book value at November 30, 1999:

        Capitalized cost                                   $         165,943
        Accumulated depreciation                                     (42,934)
                                                            ----------------
               Net Book Value                              $         123,009
                                                           =================

    Total depreciation expense for these vehicles for the year ended November 30, 1999 was $33,603. This depreciation is included in the total depreciation expense.

                               A & R Supply, Inc.

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 1999

===============================================================================

NOTE E - CAPITAL LEASE OBLIGATIONS -- (Continued)

    The following is a schedule of the minimum payments required under the leases together with their present value at November 30, 1999.

               2000                                            $      37,361
               2001                                                   36,055
               2002                                                   28,499
               2003                                                   52,797
                                                               -------------
                  Total minimum lease payments                       154,712
                  Amount representing interest                       (25,264)
                                                               -------------

                  Present Value of Lease Obligation            $     129,448
                                                               =============

    Interest expense on the capital leases for the year ended November 30, 1999 was $11,015.

NOTE F - RELATED PARTIES

    Affiliated entities conducting business with A & R Supply, Inc. for the year ended November 30, 1999 are as follows:

        A & R of Destin, Inc. is a "C" corporation owned by the Company's president.

        A & R of Foley, Inc. is an "S" corporation owned 51% by the Company's president.

        A & R of Mississippi, Inc. is a "C" corporation owned 50% by the Company's president.

        A & R of Fort Walton, Inc. is a "C" corporation previously owned 100% by the Company's president.

        A & R Vacuum, Inc. is an "S" corporation owned 50% by the Company's president.

        RAJ, Inc. is an "S" corporation owned by the Company's president.

                               A & R Supply, Inc.

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 1999

===============================================================================

NOTE F - RELATED PARTIES -- (Continued)

    At November 30, 1999, the Company had balances due from related parties for advances and sales of inventory as follows:

        A & R of Destin, Inc.                           $      19,884
        A & R of Foley, Inc.                                   13,950
        RAJ, Inc.                                               2,490
        Due from shareholder                                   97,084
                                                        -------------
                                                        $     133,408
                                                        =============

    At November 30, 1999, the Company owed related parties for advances, consulting fees, and purchases of inventory as follows:

        A & R of Mississippi, Inc.                      $       2,404
                                                        =============

    For the year ended November 30, 1999, the Company had sales to related parties as follows:

        A & R of Destin, Inc.                           $      83,841
        A & R of Foley, Inc.                                  123,508
        A & R of Fort Walton, Inc.                                691
        A & R Vacuum, Inc.                                         79
                                                        -------------
                                                        $     208,119
                                                        =============

    For the year ended November 30, 1999, the Company had purchases from related parties as follows:

        A & R of Destin, Inc.                            $     19,369
        A & R of Foley, Inc.                                   76,451
        A & R of Mississippi, Inc.                              4,767
        A & R of Fort Walton, Inc.                                 35
                                                         ------------
                                                         $    100,622
                                                         ============

    Consulting fees paid to RAJ, Inc. totaled $21,865 for the year ended November 30, 1999.

                               A & R Supply, Inc.

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 1999

===============================================================================

NOTE G - INCOME TAX

    Deferred taxes consisted of the following components as of December 31, 1999:

                                                                    Current
                                              ---------------------------------------------
                                                Federal           State            Total
                                               ---------         --------         ---------
      Net operating loss carryforward          $  42,189         $  7,222         $  49,411

      Valuation allowance                             --               --                --
                                               ---------         --------         ---------

           Deferred tax asset (liability)      $  42,189         $  7,222         $  49,411
                                               =========         ========         =========


    Income tax expense consists of the
    following components:

        Deferred federal tax                                                      $    16,040
        Deferred state tax                                                              2,746
                                                                                  -----------
           Net income tax                                                         $    18,786
                                                                                  ===========


NOTE H - OPERATING LEASE

    The Company leases equipment under operating leases at $246 a month through April 2000. Lease expense for all operating leases for the year ended November 30, 1999 was $3,905. Minimum future rental payments under these operating leases are $2,034 for the year ending November 30, 2000.

NOTE I - CONCENTRATIONS OF CREDIT RISK

    A material portion of the Company's sales are generated from business performed with approximately six customers. These sales totaled $783,743 during 1999, or 27% of total sales.

NOTE J - SUBSEQUENT EVENT

    In January 2000, the Company sold all of its operating assets under an asset purchase agreement and ceased operations.

                  [LETTERHEAD OF O'SULLIVAN HICKS PATTON, LLP]


                          Independent Auditor's Report
                          ----------------------------

Board of Directors
A & R of Foley, Inc.

We have audited the accompanying balance sheet of A & R of Foley, Inc. (a Florida "S" corporation) as of December 31, 1999, and the related statements of income, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of A & R of Foley, Inc. as of December 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


        /s/ O'Sullivan Hicks Patton, LLP


February 4, 2000

                              A & R of Foley, Inc.

                                  BALANCE SHEET

                               December 31, 1999

========================================================================

                          ASSETS

CURRENT ASSETS

   Cash                                                        $ 26,773
   Accounts receivable                                          174,276
   Due from related parties                                         678
   Inventory                                                     89,980
                                                            ------------
       Total current assets                                     291,707

PROPERTY AND EQUIPMENT, net                                      53,373
                                                            ------------
                                                              $ 345,080
                                                            ============

           LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Line of credit                                              $ 39,288
   Current maturities of long-term debt                          39,342
   Accounts payable                                             151,246
   Due to related parties                                        18,199
   Accrued payroll taxes                                          8,671
   Sales tax payable                                             13,415
                                                            ------------
       Total current liabilities                                270,161

LONG-TERM DEBT, net of current maturities                        59,165

STOCKHOLDERS' EQUITY

   Common stock:  par value $1 per share, 100 shares authorized,
     19 shares issued and outstanding                                19
   Retained earnings                                             15,735
                                                            ------------
                                                                 15,754
                                                            ------------
                                                               $ 345,080
                                                            ============

   The accompanying notes are an integral part of these financial statements.

                     A & R of Foley, Inc.

                      STATEMENT OF INCOME

             For the year ended December 31, 1999

================================================================


SALES, net                                           $1,886,883

COST OF GOODS SOLD                                    1,450,566
                                                     -----------

      GROSS PROFIT                                      436,317

OPERATING EXPENSES

    Selling, general and administrative                 346,643
    Depreciation                                          9,124
                                                     -----------
                                                        355,767
                                                     -----------
      Operating profit                                   80,550

OTHER EXPENSES

    Interest                                             18,663
                                                     -----------

      NET INCOME                                         61,887
                                                     ===========


   The accompanying notes are an integral part of these financial statements.

                              A & R of Foley, Inc.

                        STATEMENT OF STOCKHOLDERS' EQUITY

                      For the year ended December 31, 1999

==========================================================================

                                                                 Total
                                  Common       Retained      Stockholders'
                                   Stock       Earnings         Equity
                                ------------  ------------   -------------

Balance at December 31, 1998           $ 10     $ (46,152)      $ (46,142)

Issuance of common stock                  9            --               9

Net Income                               --        61,887          61,887
                                ------------  ------------   -------------

Balance at December 31, 1999           $ 19      $ 15,735        $ 15,754
                                ============  ============   =============




   The accompanying notes are an integral part of these financial statements.

                              A & R of Foley, Inc.

                             STATEMENT OF CASH FLOWS

                      For the year ended December 31, 1999

============================================================================

CASH FLOWS FROM OPERATING ACTIVITIES

   Net income                                                      $ 61,887
   Adjustments to reconcile net income to net cash
     provided by operating activities:
       Depreciation                                                   9,124
       Bad debt expense, net of recoveries                           18,249
       Changes in assets and liabilities:
        Decrease (increase) in:
          Accounts receivable                                       (65,819)
          Due from related party                                        (76)
          Advances                                                    1,030
          Inventory                                                    (906)
        Increase (decrease) in:
          Accounts payable                                            4,043
          Due to related party                                       13,490
          Accrued payroll taxes                                       3,781
          Sales tax payable                                           3,478
                                                                 -----------
             Net cash provided by operating activities               48,281

CASH FLOWS FROM FINANCING ACTIVITIES

   Proceeds from bank line of credit                                  5,000
   Payments on bank line of credit                                   (9,496)
   Principal payments on long-term debt                             (36,497)
   Issuance of common stock                                               9
                                                                 -----------
             Net cash used for financing activities                 (40,984)
                                                                 -----------

NET INCREASE IN CASH                                                  7,297

CASH, BEGINNING OF YEAR                                              19,476
                                                                 -----------

CASH, END OF YEAR                                                  $ 26,773
                                                                 ===========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

   Cash paid during the year for interest                          $ 18,663
                                                                 ===========



   The accompanying notes are an integral part of these financial statements.

                              A & R of Foley, Inc.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1999

==============================================================================


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   A summary of the Company's significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

   1. Description of Operations

   A & R of Foley, Inc. is a Florida "S" corporation incorporated in August 1997. The Company engages in wholesale of building materials and supplies in Foley, Alabama and the surrounding area.

   2. Use of Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities; disclosure of contingent assets and liabilities at the date of the financial statements; and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   3. Cash and Cash Equivalents

   For purposes of the statement of cash flows, management considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

   4. Inventory

   Inventory of building materials and supplies is valued by the first-in first-out method (FIFO).

   5. Property and Equipment

   Property and equipment are recorded at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives. The straight-line method of depreciation is followed for substantially all assets for financial reporting purposes, while accelerated methods are used for tax purposes. The estimated lives used in determining depreciation are:

            Machinery and equipment                     7 years
            Vehicles                               5 - 10 years

                              A & R of Foley, Inc.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1999

==============================================================================

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (Continued)

   6. Income Taxes

   In 1997 the Company made an election to be taxed as a Subchapter S corporation. Accordingly, the accompanying financial statements include no provision for federal income taxes as the shareholders are taxed personally on the Company's earnings

NOTE B - PROPERTY AND EQUIPMENT

   The following is a summary of property and equipment at December 31, 1999:

     Machinery and equipment                         $13,365
     Vehicles                                         54,076
                                                     -------
                                                      67,441

     Less accumulated depreciation                   (14,068)
                                                     -------
                                                     $53,373
                                                     =======

   Depreciation expense for the year ended December 31, 1999 was $9,124.

NOTE C - BANK LINE OF CREDIT

   The Company has a line of credit with a bank in which it may borrow up to $50,000. Borrowings under the line bear interest at 8.75%, payable monthly. Principal amounts are due on demand. The line of credit is secured by receivables, inventory, and equipment. At December 31, 1999, the amount outstanding was $39,288.

NOTE D - LONG-TERM DEBT

   Long-term debt at December 31, 1999 is summarized as follows:

   Note payable to bank due in monthly installments
   of $2,107 including interest at 9.5% through
   September 2002; secured by receivables, inventory, & equipment.    $ 60,589

                              A & R of Foley, Inc.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1999

==============================================================================

NOTE D - LONG-TERM DEBT -- (Continued)

   Note payable to bank due in monthly installments
   of $1,158 including interest at 9.5% through August 2001;
   secured by a truck and a crane.                                21,259

   Note payable to finance company due in monthly installments of $369 including interest at 8.9% through October 2000;
   secured by forklift truck.                                      3,543

   Note payable to bank due in monthly installments
   of $339 including interest at 9.09% through October 2003;
   secured by a truck.                                            13,116
                                                                 -------
                                                                  98,507

      Less current maturities                                    (39,342)
                                                                 -------
                                                                 $59,165
                                                                 =======

   Following are future maturities of long-term debt:

          2000                                                   $39,342
          2001                                                    34,556
          2002                                                    21,363
          2003                                                     3,246
                                                                 -------
                                                                 $98,507
                                                                 =======

NOTE E - RELATED PARTIES

   Affiliated entities conducting business with A &R of Foley, Inc. during 1999 are as follows:

      A & R Supply, Inc. is a "C" corporation owned 75% by the Company's president.

      A & R of Destin, Inc. is a "C" corporation owned by the Company's president.

      A & R of Mississippi, Inc. is a "C" corporation owned 50% by the Company's president.

      A & R of Fort Walton, Inc. is a "C" corporation previously owned 100% by the Company's president.

                              A & R of Foley, Inc.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1999

==============================================================================


NOTE E - RELATED PARTIES -- (Continued)

      A & R Vacuum, Inc. is an "S" corporation owned 50% by the Company's president.

      RAJ, Inc. is an "S" corporation owned by the Company's president.

   At December 31, 1999, the Company had balances due from related parties for sales of inventory as follows:

      A & R of Destin, Inc.                         $      402
      A & R of Mississippi, Inc.                           276
                                                    ----------
                                                    $      678
                                                    ==========

   At December 31, 1999, the Company owed related parties for advances and purchases of inventory as follows:

      A & R Supply, Inc.                            $   18,199
                                                    ==========

   At December 31, 1999, the Company had sales to related parties as follows:

      A & R Supply, Inc.                            $   71,804
      A & R of Destin, Inc.                              5,376
      A & R of Mississippi, Inc.                           754
                                                    ----------
                                                    $   77,934
                                                    ==========

   At December 31, 1999, the Company had purchases from related parties as follows:

      A & R Supply, Inc.                            $   17,205
      A & R of Destin, Inc.                              4,706
      A & R of Fort Walton, Inc.                         1,944
                                                    ----------
                                                    $  123,855
                                                    ==========

   Consulting fees paid to RAJ, Inc. totaled $17,481 for the year ended December 31, 1999.

                              A & R of Foley, Inc.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1999

==============================================================================

NOTE F - OPERATING LEASE

   The Company leases a commercial building and a parking lot under an operating lease at $2,500 per month. The lease expires December 2002. Total rent paid during 1999 was $30,000.

      Minimum future rental payments under this operating lease are as follows:

      2000                       $  30,000
      2001                          30,000
      2002                          30,000
                                 ---------
                                 $  90,000

NOTE G - SUBSEQUENT EVENT

   In January 2000, the Company sold all of its operating assets under an asset purchase agreement and ceased operations.

                      [LOGO O'SULLIVAN HICKS PATTON, LLP]



                          Independent Auditor's Report


Board of Directors
A & R of Destin, Inc.


We have audited the accompanying balance sheet of A & R of Destin, Inc. (a Florida "C" corporation) as of December 31, 1999, and the related statements of operations, stockholder's equity and cash flows for the period from July 1, 1999 (inception) through December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of A & R of Destin, Inc. as of December 31, 1999, and the results of its operations and its cash flows for the period from July 1, 1999 (inception) through December 31, 1999 in conformity with generally accepted accounting principles.


/s/ O'Sullivan Hicks Patton, LLP


February 12, 2000

                              A & R of Destin, Inc.

                                  BALANCE SHEET

                               December 31, 1999

================================================================================

                                        ASSETS
CURRENT ASSETS
    Cash                                                              $   3,816
    Accounts receivable                                                 238,607
    Due from stockholder                                                328,642
    Inventory                                                           168,426
    Deferred tax asset                                                   12,609
                                                                      ---------
          Total current assets                                          752,100

PROPERTY AND EQUIPMENT, net                                             105,238

OTHER ASSETS                                                              6,477
                                                                      ---------
                                                                      $ 863,815
                                                                      =========

                         LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES
    Bank line of credit                                               $  17,853
    Current maturities of notes payable                                 246,430
    Current maturities of capital lease obligations                      16,034
    Accounts payable                                                    419,553
    Due to related parties                                               21,752
    Accrued payroll taxes                                                 5,362
    Sales tax payable                                                     9,083
                                                                      ---------
          Total current liabilities                                     736,067

LONG-TERM DEBT, net of current maturities
    Notes payable                                                       103,999
    Capital lease obligations                                            41,217
                                                                      ---------
          Total long-term debt, net of current maturities               145,216

DEFERRED INCOME TAXES                                                     4,773

STOCKHOLDER'S EQUITY
    Common stock: par value $1 per share, 100 shares authorized,
       100 shares issued and outstanding                                    100
    Retained earnings                                                   (22,341)
                                                                      ---------
          Total stockholder's equity                                    (22,241)
                                                                      ---------
                                                                      $ 863,815
                                                                      =========


The accompanying notes are an intregal part of these financial statements.

                              A & R of Destin, Inc.

                             STATEMENT OF OPERATIONS

             From July 1, 1999 (Inception) through December 31, 1999

================================================================================



SALES, net                                                              973,122

COST OF SALES                                                           718,497
                                                                       --------

     Gross profit                                                       254,625

OPERATING EXPENSES
     Selling, general and administrative                                257,967
     Depreciation                                                         8,997
                                                                       --------
                                                                        266,964
                                                                       --------
     Operating loss                                                     (12,339)

OTHER INCOME (EXPENSES)
     Interest                                                           (18,350)
     Other Income                                                           512
                                                                       --------
         Net other expenses                                             (17,838)
                                                                       --------

         Loss before income taxes                                       (30,177)

INCOME TAX BENEFIT                                                        7,836
                                                                       --------

         NET LOSS                                                       (22,341)
                                                                       ========


The accompanying notes are an intregal part of these financial statements.

                              A & R of Destin, Inc.

                        STATEMENT OF STOCKHOLDER'S EQUITY

             From July 1, 1999 (Inception) through December 31, 1999

================================================================================


                                                                          Total
                                            Common       Retained     Stockholder's
                                            Stock        Earnings       Equity
                                          ---------     ---------      ---------

Issuance of Comman Stock                  $    100      $   --         $    100

Net Loss                                      --         (22,341)       (22,341)
                                          --------      --------       --------

Balance at December 31, 1999              $   --        $(22,341)      $(22,341)
                                          ========      ========       ========





The accompanying notes are an intregal part of these financial statements.

                              A & R of Destin, Inc.

                             STATEMENT OF CASH FLOWS

             From July 1, 1999 (Inception) through December 31, 1999

================================================================================

CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss                                                          $ (22,341)
    Adjustments to reconcile net loss to net cash
       provided by operating activities:
         Depreciation                                                     8,997
         Bad debt expense, net of recoveries                             32,764
         Deferred taxes                                                  (7,837)
         Changes in assets and liabilities:
            Decrease (increase) in:
              Accounts receivable                                       (67,000)
              Due from stockholder                                       11,244
              Due from related party                                        684
              Inventory                                                 (32,863)
            Increase (decrease) in:
              Accounts payable                                          108,849
              Related party payables                                      6,760
              Accrued payroll taxes                                          26
              Sales tax payable                                          (1,826)
                                                                      ---------
                   Net cash provided by operating activities             37,457

CASH FLOWS FROM FINANCING ACTIVITIES
    Payments on bank line of credit                                      (5,000)
    Principal payments on notes payable                                 (26,072)
    Principal payments on capital lease obligations                      (4,046)
                                                                      ---------
                   Net cash used for financing activities               (35,118)

CASH FLOWS FROM INVESTING ACTIVITIES
    Organization of corporation by stockholder                            1,477
                                                                      ---------

NET INCREASE (DECREASE) IN CASH                                           3,816

CASH, BEGINNING OF YEAR                                                    --
                                                                      ---------

CASH, END OF YEAR                                                     $   3,816
                                                                      =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
    Cash paid during the year for interest                            $  18,350
    Cash paid during the year for taxes                               $     392

NONCASH INVESTING ACTIVITIES
    Capital lease purchase of property and equipment                  $  53,309



The accompanying notes are an intregal part of these financial statements.

                              A & R of Destin, Inc.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1999

================================================================================


NOTE A - FORMATION

    In July 1999, the shareholder incorporated A & R of Destin, Inc. by transferring in the following assets and liabilities in exchange for the common stock of the Company.

         Cash                                                           $  1,477
         Accounts receivable                                             198,458
         Advances                                                          5,913
         Related party receivable                                        340,570
         Inventory                                                       135,563
         Property and equipment                                           60,925
         Other assets                                                      6,477
                                                                        --------
              Total Assets                                               749,383
                                                                        --------

         Bank line of credit                                              22,853
         Notes payable                                                   376,501
         Capital leases                                                    7,988
         Accounts payable                                                310,704
         Due to related party                                             14,992
         Accrued expenses                                                 16,245
                                                                        --------
              Total Liabilities                                          749,283
                                                                        --------

              Common Stock                                              $    100
                                                                        ========


NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    A summary of the Company's significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

    1.  Description of Operations

    A & R of Destin, Inc. is a Florida "C" corporation incorporated in July 1999. The Company engages in wholesale of building materials and supplies in Destin, Florida and the surrounding area.



The accompanying notes are an intregal part of these financial statements.

                              A & R of Destin, Inc.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1999

================================================================================

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (Continued)

    2.   Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities; disclosure of contingent assets and liabilities at the date of the financial statements; and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    3.   Cash and Cash Equivalents

    For purposes of the statement of cash flows, management considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

    4.   Inventory

    Inventory of building materials is valued at cost using the first in, first out method.

    5.   Property and Equipment

    Property and equipment are recorded at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives. The straight-line method of depreciation is followed for substantially all assets for financial reporting purposes, while accelerated methods are used for tax purposes. The estimated lives used in determining depreciation are:

                  Machinery and equipment                                7 years
                  Furniture and fixtures                                 7 years
                  Vehicles                                          5 - 10 years

    6.   Income Taxes

    Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus the effects of deferred taxes related primarily to differences between the basis of assets and liabilities for financial and income tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes

                              A & R of Destin, Inc.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1999

================================================================================

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (Continued)

    are recognized as current or non-current depending on the classification of the assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse. The Company's deferred taxes result from differences in the methods used for recognition of depreciation and net operating loss carryforward for financial reporting and tax reporting purposes.

7.       Advertising Costs

    Advertising costs are expensed as incurred and were $274 for the period from July 1, 1999 (inception) through December 31, 1999.


NOTE C - PROPERTY AND EQUIPMENT

    The following is a summary of property and equipment at December 31, 1999:

              Machinery and equipment                                 $  39,756
              Furniture and fixtures                                      3,670
              Vehicles                                                   92,054
                                                                      ---------
                                                                        135,480
              Less accumulated depreciation                             (30,242)
                                                                      ---------
                                                                      $ 105,238
                                                                      =========

    Depreciation expense for the period from July 1, 1999 (inception) through December 31, 1999 was $8,997.


NOTE D - BANK LINE OF CREDIT

    The Company has a line of credit with a bank in which it may borrow up to $100,000. Borrowings under the line bear interest at a variable monthly rate (8% at December 31, 1999). Principal amounts are due on demand. The line of credit is secured by receivables, inventory, and equipment. At December 31, 1999, the amount outstanding was $17,853.

                              A & R of Destin, Inc.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1999

================================================================================

NOTE E - LONG-TERM DEBT



    Long-term debt at December 31, 1999 is summarized as follows:

    Note payable to bank due in monthly installments of $3,211 including interest at 9.5% through April 2000; secured by property, certificate of deposit, assignment of note, and personal
    guarantee of  Company's president.                                              $   186,742

    Note payable to bank due in monthly installments of $1,261 including interest at 9.5% through August 2000; secured by
    a crane and personal guarantee of Company's president.                               35,364

    Note payable to bank due in monthly installments of $2,655 including interest at 9.5% through July 2004; secured by
    property and equipment.                                                             117,567

    Note payable to bank due in monthly installments of $304 including interest at 9.91% through June 2003; secured by
    a truck and personal guarantee of Company's president.                               10,756
                                                                                    -----------
                                                                                        350,429
        Less current maturities                                                        (246,430)
                                                                                    -----------
                                                                                    $   103,999
                                                                                    ===========

    Following are future maturities of long-term debt:
               2000                                                                 $   246,430
               2001                                                                      26,751
               2002                                                                      29,419
               2003                                                                      30,489
               2004                                                                      17,340
                                                                                    -----------
                                                                                    $   350,429
                                                                                    ===========



                              A & R of Destin, Inc.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1999

================================================================================

NOTE F - CAPITAL LEASE OBLIGATIONS

    The Company has entered into three leases for vehicles. The leases are classified as capital leases. Accordingly, assets have been capitalized and have the following book value at December 31, 1999:


        Capitalized cost                               $          64,283
        Accumulated depreciation                                  (2,656)
                                                        ----------------
               Net Book Value                          $          61,627
                                                       =================


    Total depreciation expense for these vehicles for the period from July 1, 1999 (inception) through December 31, 1999 was $2,656. This depreciation is included in the total depreciation expense.

    The following is a schedule of the minimum payments required under the leases together with their present value at December 31, 1999.


               2000                                                $    20,797
               2001                                                     17,561
               2002                                                     16,020
               2003                                                     13,349
                                                                   -----------
                  Total minimum lease payments                          67,727
                  Amount representing interest                         (10,476)
                                                                   -----------

                  Present Value of Lease Obligation                $    57,251
                                                                   ===========



    Interest expense on the capital leases for the period from July 1, 1999 (inception) through December 31, 1999 was $1,011.


NOTE G - RELATED PARTIES

    Affiliated entities conducting business with A & R of Destin, Inc. for the period from July 1, 1999 (inception) through December 31, 1999 are as follows:

         A & R Supply, Inc. is a "C" corporation owned 75% by the Company's president.

         A & R of Foley, Inc. is an "S" corporation owned 51% by the Company's president.

         A & R of Mississippi, Inc. is a "C" corporation owned 50% by the Company's president.

                              A & R of Destin, Inc.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1999

================================================================================

NOTE G - RELATED PARTIES -- (Continued)

         A & R of Fort Walton, Inc. is a "C" corporation previously owned 100% by the Company's president.

         A & R Vacuum, Inc. is an "S" corporation owned 50% by the Company's president.

         RAJ, Inc. is an "S" corporation owned by the Company's president.

    At December 31, 1999, the Company had balances due from a stockholder for advances of $323,642.

    At December 31, 1999, the Company owed related parties for advances, consulting fees, and purchases of inventory as follows:

        RAJ, Inc.                                                $        3,164
        A & R of Foley, Inc.                                                403
        A & R of Pensacola, Inc.                                         18,185
                                                                 --------------
                                                                 $       21,752
                                                                 ==============

    For the period from July 1, 1999 (inception) through December 31, 1999, the Company had sales to related parties as follows:

        A & R Supply, Inc.                                       $       13,809
        A & R of Foley, Inc.                                              4,706
                                                                 --------------
                                                                 $       18,515
                                                                 ==============

    For the period from July 1, 1999 (inception) through December 31, 1999, the Company had purchases from related parties as follows:

        A & R Supply, Inc.                                       $       63,290
        A & R of Foley, Inc.                                              3,434
        A & R of Mississippi, Inc.                                        3,793
                                                                 --------------
                                                                 $       70,517
                                                                 ==============


    Consulting fees paid to RAJ, Inc. totaled $11,289 for the period from July 1, 1999 (inception) through December 31, 1999.

                              A & R of Destin, Inc.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1999

================================================================================

NOTE H - OPERATING LEASE

    The Company leases a vehicle under an operating lease at $719 per month through September 2000. Lease expense for this operating lease for the period from July 1, 1999 (inception) through December 31, 1999 was $1,982.

    The Company leases an office building under an operating lease with monthly payments of $4,160 through August 2002. The Company also leases additional warehouse space under an operating lease with monthly payments of $2,675 per month from July 1, 1999 (inception) through October 1999, and $2,850 from November 1999 through October 2000. Total rents paid for the period July 1, 1999 (inception) through December 31, 1999 were $39,899.

    Minimum future rental payments under these operating leases are as follows:

       2000                        $   84,889
       2001                            49,920
       2002                            33,280
                                    ---------
                                    $ 168,089
                                    =========


NOTE I - INCOME TAX

    Deferred taxes consisted of the following components as of December 31, 1999:

                                                                    Current
                                             -----------------------------------------------------
                                                Federal           State            Total
                                                -------           -----            -----

      Taxable depreciation difference         $  10,766          $  1,843         $  12,609
      Net operating loss carryforward            (4,075)             (698)           (4,773)
                                             -----------       -----------       -----------
                                                  6,691             1,145             7,836

      Valuation allowance                            --                --                --
                                              ---------        ----------         ---------

           Deferred tax asset (liability)     $   6,691          $  1,145         $   7,836
                                              =========          ========         =========

    Income tax expense consists of the following components:

        Deferred federal tax benefit                                            $       6,691
        Deferred state tax benefit                                                      1,145
                                                                                -------------
           Net income tax benefit                                               $       7,836
                                                                                =============


                              A & R of Destin, Inc.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1999

================================================================================

NOTE J - SUBSEQUENT EVENT

    In January 2000, the Company sold all of its operating assets under an asset purchase agreement and ceased operations.

                            IMPERIAL INDUSTRIES, INC.
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


The following Unaudited Pro Forma Consolidated Balance Sheet of Imperial Industries, Inc. (the "Company") at December 31, 1999 has been prepared to give effect to the January 19, 2000 acquisition of A&R Supply, Inc., A&R of Foley, Inc. and A&R of Destin, Inc. (collectively, "A&R") as if it had occurred on December 31, 1999. The following Unaudited Pro Forma Consolidated Statement of Operations of the Company for the year ended December 31, 1999, gives effect to the acquisition of A&R on January 19, 2000 as if such transaction had occurred as of January 1, 1999. The Unaudited Pro Forma Consolidated Financial Information is intended for informational purposes only and is not necessarily indicative of the results that would have occurred if the transaction had occurred on the date indicated or which may be realized in the future. The Unaudited Pro Forma Consolidated Financial Information should be read in conjunction with the historical financial statements of the companies comprising A&R and the Consolidated Financial Statements included in the Company's Form 10-K, filed on March 30, 2000.

                            Imperial Industries, Inc.
                 Unaudited Pro Forma Consolidated Balance Sheet
                                December 31, 1999

                                                                                                   Acquisition          Pro Forma
                                                             Company               A&R             Adjustments         As Adjusted
                                                            --------------------------------      ---------------------------------
Assets                                                          (1)                  (2)                 (3)
------
Current assets:
    Cash and cash equivalents                              $  1,119,000        $     72,000        $   (870,000)       $    321,000
    Trade accounts receivable, net                            2,677,000             647,000            (647,000)          2,677,000
    Receivables from stockholder                                                    426,000            (426,000)                  0
    Inventories                                               2,023,000             530,000              (2,000)          2,551,000
    Deferred taxes                                              634,000              62,000             (62,000)            634,000
    Other current assets                                         43,000              40,000             (40,000)             43,000
                                                           ------------        ------------        ------------        ------------
      Total current assets                                    6,496,000           1,777,000          (2,047,000)          6,226,000
                                                           ------------        ------------        ------------        ------------
Property, plant and equipment, net                            1,489,000             536,000             300,000           2,325,000
Deferred taxes                                                  699,000                                                     699,000
Goodwill                                                                                                386,000             386,000
Other assets                                                     84,000               6,000              (6,000)             84,000
                                                           ------------        ------------        ------------        ------------
                                                           $  8,768,000        $  2,319,000        $ (1,367,000)       $  9,720,000
                                                           ============        ============        ============        ============
Liabilities and Stockholders' Equity
------------------------------------

Current liabilities

    Notes payable                                          $  1,526,000        $       --          $       --          $  1,526,000
    Advances under lines of credit                                                  171,000            (171,000)                  0
    Current portion of long-term debt                           164,000             456,000            (151,000)            469,000
    Accounts payable                                            902,000             944,000            (944,000)            902,000
    Payable to stockholders                                      48,000                                                      48,000
    Accrued expenses and other liabilities                      409,000              89,000             (89,000)            409,000
                                                           ------------        ------------        ------------        ------------
      Total current liabilities                               3,049,000           1,660,000          (1,355,000)          3,354,000
                                                           ------------        ------------        ------------        ------------
Long-term debt, less current maturities                       1,328,000             632,000            (129,000)          1,831,000
Obligation for appraisal rights                                 877,000                                                     877,000
                                                           ------------        ------------        ------------        ------------
      Total liabilities                                       5,254,000           2,292,000          (1,484,000)          6,062,000
                                                           ============        ============        ============        ============
Commitments and contingencies
Stockholders' equity

    Common stock                                                 82,000                                   1,000              83,000
    Additional paid-in capital                               13,414,000                                 143,000          13,557,000
    (Accumulated deficit)/retained earnings                  (9,982,000)             27,000             (27,000)         (9,982,000)
                                                           ------------        ------------        ------------        ------------
      Total stockholders' equity                              3,514,000              27,000             117,000           3,658,000
                                                           ------------        ------------        ------------        ------------
                                                           $  8,768,000        $  2,319,000        $ (1,367,000)       $  9,720,000
                                                           ============        ============        ============        ============


See accompanying notes to Unaudited Pro Forma Consolidated Balance Sheet.

             Notes to Unaudited Pro Forma Consolidated Balance Sheet

(1) Represents the historical consolidated balance sheet of the Company at December 31, 1999.

(2) Represents the historical combined balance sheets of A&R Supply. Inc. at November 30, 1999, A&R of Foley, Inc. at December 31, 1999 and A&R of Destin, Inc. at December 31, 1999.

(3) Adjustments to record the purchase price of A&R including assets purchased and liabilities assumed. The purchase price of $1,750,000 consists of $798,000 in cash, notes payable to A&R of $250,000 ($150,000 current, $100,000 long-term), assumed debt of $558,000 and ($155,000 current, $403,000 long-term), and 225,000 shares of $.01 par common stock valued at $144,000. The Company purchased all of A&R's inventory, and property, plant and equipment with fair values of $528,000 and $836,000, respectively. The Company assumed notes payable and capital lease obligations with a total fair value of $558,000. The pro forma adjustments include goodwill of $386,000.

                            Imperial Industries, Inc.
            Unaudited Pro Forma Consolidated Statement of Operations
                                December 31, 1999

                                                                                                  Acquisition            Pro Forma
                                                             Company              A&R             Adjustments           As Adjusted
                                                          --------------      -----------        -------------        --------------
                                                               (1)                (2)
Net sales                                                  $ 22,604,000       $  5,795,000       $ (1,057,000) (3)     $ 27,342,000
Cost of sales                                                15,198,000          4,547,000           (992,000) (3)       18,753,000
                                                           ------------       ------------       ------------          ------------
    Gross profit                                              7,406,000          1,248,000            (65,000)            8,589,000
Selling, general and administrative expenses                  5,932,000          1,123,000             25,000  (4)        7,080,000
                                                           ------------       ------------       ------------          ------------
    Operating income                                          1,474,000            125,000            (90,000)            1,509,000
Other income (expense):
    Interest expense                                           (475,000)           (98,000)            54,000  (5)         (519,000)
    Miscellaneous income                                         34,000             53,000                                   87,000
                                                           ------------       ------------       ------------          ------------
                                                               (441,000)           (45,000)            54,000              (432,000)
                                                           ------------       ------------       ------------          ------------
      Income before income taxes                              1,033,000             80,000            (36,000)            1,077,000
Income tax benefit (expense)
    Current                                                     (26,000)                                                    (26,000)
    Deferred                                                    213,000            (11,000)                                 202,000
                                                           ------------       ------------       ------------          ------------
                                                                187,000            (11,000)                 0               176,000
                                                           ------------       ------------       ------------          ------------
Net income                                                 $  1,220,000       $     69,000       $    (36,000)         $  1,253,000
                                                           ------------       ------------       ------------          ------------


Earnings per share
    Basic                                                          0.15                                                        0.15
    Diluted                                                        0.15                                                        0.15

Weighted-average shares outstanding                           8,199,000                               225,000             8,424,000
Weighted-average and potentially dilutive
    shares outstanding                                        8,390,000                               225,000             8,615,000


See accompanying notes to Unaudited Pro Forma Consolidated Statement of Operations.

        Notes to Unaudited Pro Forma Consolidated Statement of Operations

(1) Represents the historical consolidated statement of operations of the Company for the year ended December 31, 1999.

(2) Represents the historical combined statements of operations of A&R Supply, Inc. for the year ended November 30, 1999, A&R of Foley, Inc. for the year ended December 31, 1999 and A&R of Destin, Inc. for the period from July 1, 1999 (inception) to December 31, 1999.

(3) Adjustment to eliminate intercompany sales and cost of sales between A&R Supply, Inc., A&R of Foley, Inc. and A&R of Destin, Inc., intercompany sales and cost of sales between the Company and A&R.

(4) Adjustments to record $10,000 of amortization expense on goodwill over an estimated 40 year life, and to increase depreciation expense $15,000 based on the fair value of acquired property, plant and equipment.

(5) Adjustment to record interest at 8% on $100,000 note issued in the acquisition less interest expense of $62,000 associated with A&R debt not assumed.